SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2003

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.01 Presentation to the Banc of America

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.01	Xcel Energy presentation to the Banc of America on November 17, 2003.

Item 12. Results of Operations and Financial Condition

On November 17, 2003, Xcel Energy will present information regarding Xcel Energy’s recent results of operations and financial condition. The presentation contains material, non-public information. In addition, it contains financial measures, which are not based on generally accepted accounting principles (GAAP). These measures have adjusted GAAP earnings guidance to reflect the impact of historic and expected future events, which management believes to be more indicative of future earnings performance. The pro-forma information reflects the future divestiture of NRG Energy, Inc. expected as a result of its bankruptcy filing and financial restructuring. The measures also reflect the divestiture of Viking Gas Transmission, which was sold in January 2003.

See additional information in the presentation furnished as exhibit 99.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation) /S/ BENJAMIN G.S. FOWKE III Benjamin G.S. Fowke III Vice President, Chief Financial Officer and Treasurer

November 14, 2003

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